UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2022
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(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TZOO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
                                         Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Named Executive Officer

On August 8, 2022, Lisa Su resigned from her position as Chief Accounting Officer of Travelzoo (the “Company”), effective September 9, 2022, to pursue a new business opportunity.

Appointment of Certain Officers

On August 9, 2022, the Company appointed Wayne Lee, 51, as Chief Financial Officer, effective August 29, 2022.

Mr. Lee previously served as Travelzoo’s Chief Financial Officer from 2005 to 2011. In 2011, Mr. Lee started his own consulting firm, Agnitio Partners LLC. Since then, he has been providing consulting services to both listed and private companies. In 2018, Mr. Lee served as Travelzoo’s Chief Financial Officer for a period of six months.

Prior to working with the Company, Mr. Lee was Business Group Controller and North American Sales Controller of Novellus Systems, Inc. Mr. Lee is a Certified Public Accountant who received his B.S. in Business Administration from the Walter A. Haas School of Business at the University of California, Berkeley in 1993.

There are no family relationships between Mr. Lee and any of the officers or directors of the Company.

There are no related party transactions with Mr. Lee that are reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Compensatory Arrangements of Certain Officers

In connection with Mr. Lee’s appointment, the Company entered into a consulting agreement (the “Consulting Agreement”) with Agnitio Partners LLC, pursuant to which Mr. Lee will provide Chief Financial Officer services to the Company starting August 29, 2022.

Pursuant to the terms of the Consulting Agreement, Mr. Lee will be paid a consulting fee of $240 per hour, with a minimum of 24 hours per week and a maximum of 40 hours per week. The Consulting Agreement has a term of six months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	August 9, 2022	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer